UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
November 3, 2025
Date of Report (Date of earliest event reported)

Commission File Number	Exact name of registrant as specified in its charter State or other jurisdiction of incorporation or organization Address of principal executive offices Registrant’s telephone number, including area code	IRS Employer Identification No.
333-90553	MIDAMERICAN FUNDING, LLC (An Iowa Limited Liability Company) 1615 Locust Street Des Moines, Iowa 50309-3037 (515) 242-4300	47-0819200

333-15387	MIDAMERICAN ENERGY COMPANY (An Iowa Corporation) 1615 Locust Street Des Moines, Iowa 50309-3037 (515) 242-4300	42-1425214

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of each registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Registrant	Securities registered pursuant to Section 12(b) of the Act:
MIDAMERICAN FUNDING, LLC	None
MIDAMERICAN ENERGY COMPANY	None
Indicate by check mark whether either registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if such registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.
On November 5, 2025, MidAmerican Energy Company (the “Company”) issued $400,000,000 aggregate principal amount of the Company’s 5.500% First Mortgage Bonds due 2056 (the “First Mortgage Bonds”). The First Mortgage Bonds were offered and sold pursuant to the provisions of an underwriting agreement (the “Underwriting Agreement”) among the Company, BMO Capital Markets Corp., CIBC World Markets Corp., SMBC Nikko Securities America, Inc., Truist Securities, Inc., and U.S. Bancorp Investments, Inc., as representatives for several underwriters (collectively, the “Underwriters”) dated November 3, 2025. The Underwriting Agreement contains certain customary representations, warranties and covenants concerning the Company and the registration statement relating to the offering of the First Mortgage Bonds. In addition, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.
The First Mortgage Bonds were issued pursuant to the Indenture dated September 9, 2013 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, as amended by the First Supplemental Indenture dated September 19, 2013 (the “First Supplemental Indenture”), and as supplemented by the Thirteenth Supplemental Indenture dated November 5, 2025 (the “Thirteenth Supplemental Indenture”).
The First Mortgage Bonds are secured by a first mortgage lien on substantially all of the Company’s electric generating, transmission and distribution property within the State of Iowa, subject to certain exceptions and permitted encumbrances, created by a Mortgage, Security Agreement, Fixture Filing and Financing Statement dated September 9, 2013, from the Company to The Bank of New York Mellon Trust Company, N.A., as collateral trustee, as may be amended or supplemented from time to time.
The First Mortgage Bonds are secured equally and ratably with the Company’s currently outstanding senior notes as required by the terms of the indentures under which such senior notes were issued, and with all of the Company’s other first mortgage bonds from time to time outstanding. The Company intends to use the net proceeds of the First Mortgage Bonds for general corporate purposes, which may include additions to working capital, reductions of the Company’s indebtedness, refinancing of existing securities and financing of capital expenditures.
The First Mortgage Bonds will be redeemable prior to maturity, under the terms and conditions set forth in the Thirteenth Supplemental Indenture.
The descriptions of the Underwriting Agreement, the Indenture, the First Supplemental Indenture, the Thirteenth Supplemental Indenture and the First Mortgage Bonds are qualified in their entirety by reference to the Underwriting Agreement, the Indenture, the First Supplemental Indenture, the Thirteenth Supplemental Indenture and the specimen global certificate evidencing the First Mortgage Bonds, copies of which are filed as exhibits to this Form
8-K.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 3, 2025

4.1	Indenture, dated September 9, 2013 (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K dated September 13, 2013)

4.2	First Supplemental Indenture, dated September 19, 2013 (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K dated September 19, 2013)

4.3	Thirteenth Supplemental Indenture, dated November 5, 2025

4.4	Specimen of the 5.500% First Mortgage Bonds due 2056 (included in Exhibit 4.3 hereto)

5.1	Opinion of Gibson, Dunn & Crutcher LLP

5.2	Opinion of Jeffery B. Erb

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto)

23.2	Consent of Jeffery B. Erb (included in Exhibit 5.2 hereto)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDAMERICAN FUNDING, LLC MIDAMERICAN ENERGY COMPANY
(Registrant)

Date: November 5, 2025

/s/ Blake M. Groen
Blake M. Groen
Vice President and Controller of MidAmerican Funding, LLC and
Vice President and Chief Financial Officer of MidAmerican Energy Company